                   DIAGRAM AND LISTING OF ALL PERSONS DIRECTLY
                   OR INDIRECTLY CONTROLLED BY OR UNDER COMMON
                                  CONTROL WITH
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                           THE DEPOSITOR OF REGISTRANT

                                                     STATE         CONTROL                         BUSINESS
                   COMPANY                      OF ORGANIZATION   OWNERSHIP                       PRINCIPAL
                   -------                      ---------------   ---------   -------------------------------------------------
345 East 94th Street Associates, LLC            NY                    50%     Investment Related Company
400 West 43rd Street Partners, LLC              NY                    50%     Investment Related Company
501 West 41st Street Associates, LLC            NV                    50%     Investment Related Company
520 West 43rd Street Partners, LLC              NY                    50%     Investment Related Company
Anchor Series Trust                             MA                   100%     Massachusetts business trust
Advantage Capital Corporation                   NY                   100%     Broker-dealer; registered investment adviser
AIG Advisor Group Inc.                          MD                   100%     Holding Company
AIGRS Real Estate & Office Administration       CA                   100%     Acts as Clearing House for Real Estate Activities
American International Group, Inc.              DE                            Ultimate Parent company of SAFG Retirement
                                                                              Services, Inc.
Amsun Realty Holdings                           CA                    85%     Real Estate Related Investment Company
Anchor Forum Portales I, LLC                    DE                   100%     Investment Related Company
Anchor Pathway Fund                             MA                   100%     Massachusetts business trust
Arrowhead SAHP Corp.                            NM                   100%     Invests in multi-family real estate development
Charleston Bay SAHP Corp                        DE                   100%     Invests in multi-family real estate development
Crossing SAHP Corp.                             DE                   100%     Invests in multi-family real estate development
DIL/SAHP Corp.                                  DE                   100%     Invests in multi-family real estate development
Financial Services Corporation                  GA                   100%     Holding Company
First SunAmerica Life Insurance Company         NY                   100%     Life Insurance Company
Five Long Island Properties, LLC                DE                   100%     Investment Related Company
Forest SAHP Corp.                               DE                   100%     Invests in multi-family real estate development
FSC Agency, Inc.                                GA                   100%     Holding Company
FSC Securities Corporation                      DE                   100%     Broker-dealer; registered investment adviser
Grand Savannah SAHP Corp                        DE                   100%     Invests in multi-family real estate development
Houston Warehouse Corp.                         CA                   100%     Investment Related Company
Metrocorp, Inc.                                 CA                   100%     Investment Related Company
MM Enhancement, LLC                             MD                   100%     Investment Related Company
New California Life Holdings, Inc.              DE                    33%     Holding Company
Prairie SAHP Corp.                              DE                   100%     Invests in multi-family real estate development
River Oaks Apartment, LLC                       DE                   100%     Investment Related Company
Royal Alliance Associates, Inc.                 DE                   100%     Broker-dealer; registered investment adviser
SA Affordable Housing, LLC                      DE                   100%     Tax-credit investment related company
SAAHP GP Corp.                                  DE                   100%     Invests in multi-family real estate development


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
SAFG Retirement Services, Inc. (f.k.a. "AIG     DE                   100%     Holding Company; intermediary parent of
Retirement Services, Inc.")                                                   SunAmerica Annuity and Life Assurance Company
                                                                              and First SunAmerica Life Insurance Company
SagePoint Financial, Inc.                       DE                   100%     Broker-dealer
SAHP - Chancellor II, LLC.                      N                     99%     Invests in multi-family real estate development
SAHP - Chancellor, LLC.                         NV                    99%     Invests in multi-family real estate development
SAHP - MBA LLC                                  NV                   100%     Invests in multi-family real estate development
SAHP Civic LLC                                  DE                   100%     Invests in multi-family real estate development
SAHP-McSHA LLC                                  NV                   100%     Invests in multi-family real estate development
SAHP-Yarco LLC                                  NV                   100%     Invests in multi-family real estate development
SAII Birchmont Investor, LLC                    DE                   100%     Investment Related Company
SAL Investment Group Inc.                       CA                   100%     Holding Company
SCSP Corp.                                      DE                   100%     Invests in multi-family real estate development
Seasons Series Trust                            MA                   100%     Massachusetts business trust
SLP Housing I, LLC                              NV                   100%     Real estate development
SLP Housing II, LLC                             NV                   100%     Real estate development
SLP Housing III,  LLC                           NV                   100%     Real estate development
SLP Housing IV, LLC                             NV                   100%     Real estate development
SLP Housing V, LLC                              NV                   100%     Real estate development
SLP Housing VI, LLC                             NV                   100%     Real estate development
SLP Housing VII, LLC                            NV                   100%     Real estate development
Solus Quorum Tampa, LLC                         DE                    85%     Investment Related Company
Solus Hotel Portfolio Holding Company, LLC      DE                    85%     Holding Company
SubGen NT, Inc.                                 DE                   100%     Real Estate Investment
                                                                              Related Company
Sun GP Corp.                                    CA                   100%     Real Estate Investment
                                                                              Related Company
Sun Qourum LLC                                  DE                   100%     Investment Related Company
SunAmerica (Cayman) Insurance Company, LTD      Cayman Islands       100%     Captive Insurance Company
SunAmerica Affordable Housing Finance Corp.     DE                   100%     Investment Related Company
SunAmerica Affordable Housing Partners, Inc.    CA                   100%     Holding Company
SunAmerica Asset Management Corp.               DE                   100%     Asset management company
SunAmerica Capital Services, Inc.               DE                   100%     Distributor
SunAmerica Housing Fund First & 94th, LLC       NY                   100%     Investment Related Company
SunAmerica Housing Fund West 41st, LLC          DE                   100%     Investment Related Company
SunAmerica Housing Fund West 42nd, LLC          NV                   100%     Investment Related Company
SunAmerica Investments, Inc.                    GA                   100%     Holding Company
SunAmerica Investments(Cayman)                  Cayman Islands       100%     Holding Company
SunAmerica Annuity and Life Assurance Company   AZ                   100%     Life Insurance Company
SunAmerica Life Insurance Company               AZ                   100%     Life Insurance Company;
                                                                              direct parent of SunAmerica Annuity and Life
                                                                              Insurance Company and First SunAmerica Life
                                                                              Insurance Company
SunAmerica Mortgages, Inc.                      DE                   100%     Holding Company


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
SunAmerica New Markets Tax Credit Fund 2 LLC    NV                  0.01%     Invests in multi-family real estate development
SunAmerica New Markets Tax Credit Fund I LLC    NV                  0.01%     Invests in multi-family real estate development
SunAmerica New Markets Tax Credit Fund LLC      NV                  0.01%     Invests in multi-family real estate development
SunAmerica Realty Partners                      CA                    85%     Investment Related Company
SunAmerica Retirement Markets, Inc.             MD                   100%     Marketing Company
SunAmerica Series Trust                         MA                   100%     Massachusetts business trust
SunAmerica Venture Fund 2000, LP                DE                   100%     Investment Related Company
Tierra Vista SAHP Corp.                         FL                   100%     Invests in multi-family real estate development
UG Corporation                                  CA                   100%     Holding Company
Vision2020 Wealth Management Corp.              DE                   100%     Registered Investment Adviser

Dated: August 2, 2010


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